UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 20, 2019

SIERRA MONITOR CORPORATION

(Exact name of registrant as specified in its charter)

CALIFORNIA	000-07441	95-2481914
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1991 Tarob Court Milpitas, California	95035
(Address of principal executive offices)	(Zip Code)

(408) 262-6611

(Registrant’s telephone number, including area code)

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	SRMC	OTCBB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 2.01. Completion of Acquisition or Disposition of Assets.

On May 20, 2019, MSA Safety Incorporated, a Pennsylvania corporation (“MSA”), completed its previously announced acquisition of Sierra Monitor Corporation, a California corporation (“SMC” or the “Company”). Pursuant to the terms of the Agreement and Plan of Merger, dated March 28, 2019 (the “Merger Agreement”), among SMC, MSA and Gateway Merger Sub, Inc., a California corporation and an indirect, wholly owned subsidiary of MSA (“Merger Sub”), Merger Sub merged with and into SMC (the “Merger”) with SMC surviving the Merger and becoming an indirect, wholly owned subsidiary of MSA, subject to the terms and conditions set forth therein. Capitalized terms not otherwise defined herein have the meaning set forth in the Merger Agreement.

At the effective time of the Merger (the “Effective Time”) and pursuant to the terms and conditions of the Merger Agreement, each issued and outstanding share of SMC common stock (other than shares owned or held in treasury by SMC, or owned by MSA or Merger Sub, all of which were cancelled without consideration), was cancelled and automatically converted into the right to receive $3.25 in cash, without interest (the “Merger Consideration”), and each issued and outstanding share of Merger Sub common stock was converted into one validly issued, fully paid and non-assessable share of common stock of SMC. SMC’s common stock is no longer quoted on the OTC Bulletin Board (“OTCBB”) effective as of the close of trading on May 20, 2019.

The foregoing description of the effects of the Merger and the Merger Agreement, and the transactions contemplated thereby, does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement. A copy of the Merger Agreement was attached as Exhibit 2.1 to our Current Report on Form 8-K filed with the U.S. Securities Exchange Commission on March 29, 2019 and is incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 3.01 by reference.

On May 20, 2019, SMC notified OTCBB of the effectiveness of the Merger. In connection therewith, SMC informed OTCBB of the Merger Consideration being paid by MSA. Trading of SMC common stock on OTCBB, which traded under the symbol “SRMC,” was suspended as of the close of business on May 20, 2019.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in Items 2.01, 3.01 and 5.01 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

As a result of the Merger, each issued and outstanding share of SMC common stock immediately prior to the Effective Time (other than shares owned or held in treasury by SMC, or owned by MSA or Merger Sub, all of which were cancelled without consideration), was cancelled and automatically converted into the right to receive the Merger Consideration.

Item 5.01. Changes in Control of Registrant.

The information set forth in Items 2.01 and 5.02 of this Current Report on Form 8-K is incorporated into this Item 5.01 by reference.

On May 20, 2019, as a result of the Merger, a change in control of SMC occurred, and SMC became an indirect, wholly owned subsidiary of MSA. MSA paid approximately $34.0 million in cash to SMC’s shareholders pursuant to the Merger Agreement to acquire SMC. SMC intends to file with the SEC, on Form 15, a certification and notice of termination of the registration of such shares of common stock under Section 12(g) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), and suspension of its obligations to file reports under Sections 13 and 15(d) of the Exchange Act. MSA funded the payment of the aggregate consideration with borrowings from its existing credit facility.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the terms of the Merger Agreement, immediately after the Effective Time, each of the members of the Board of Directors of SMC, Ross DeMont, Jim Norrod, Robert C. Marshall, C. Richard Kramlich, Jeffrey S. Brown, and Gordon Arnold, resigned from the Board of Directors of SMC and Gustavo Lopez, James M. Daugherty and Richard W. Roda, the directors of Merger Sub at the Effective Time, became the directors of the surviving corporation. Additionally, at the Effective Time, the officers of Merger Sub (comprised of Gustavo Lopez as President, James M. Daugherty as Vice President and Chief Financial Officer and Richard W. Roda as Secretary) became the officers of the surviving corporation. The directors of the Company did not resign because of a disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described in the Merger Agreement, at the Effective Time, the articles of incorporation and bylaws of SMC were amended and restated.

Copies of the amended and restated articles of incorporation and bylaws are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of March 28, 2019, among Sierra Monitor Corporation, MSA Safety Incorporated, and Gateway Merger Sub, Inc., is incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed with the SEC by Sierra Monitor Corporation on March 29, 2019

3.1	Amended and Restated Articles of Incorporation of Sierra Monitor Corporation

3.2	Amended and Restated Bylaws of Sierra Monitor Corporation

* Schedules and annexes have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or annex will be furnished supplementally to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 21, 2019

Sierra Monitor Corporation

By:	/s/ Gustavo Lopez
Name:	Gustavo Lopez
Title:	President